UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|	Filed by a Party other than the Registrant |_|

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|X|	Definitive Proxy Statement

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|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Preferred and Equity Advantage Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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August 3, 2009

Dear Shareholder:

On or about July 17, 2009, BlackRock Preferred and Equity Advantage Trust (the “Fund”) mailed a proxy statement to you describing the matters to be voted on at the Fund’s annual meeting, which will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Wednesday, August 26, 2009, at 1:30 p.m. (Eastern time).

The purpose of the meeting is to seek shareholder approval of nominees to the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of the Fund. At a meeting of the Board held on May 28-29, 2009, the Board approved the proposed nominees on behalf of the Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund and its investment advisers and that their election is in your best interests. The Fund’s annual meeting is less than one month away. If you have not already voted, we urge you to do so promptly. Enclosed herewith is a duplicate copy of the proxy card.

The Board Members recommend that you vote “FOR” the Board Nominees for the Fund. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted or wish to change your vote, please mark, date and execute the enclosed proxy card and mail it promptly in the enclosed envelope.

The information set forth in this revised proxy statement amends the definitive proxy statement of the Fund dated July 17, 2009. To the extent information contained in this revised proxy statement differs from, updates, or conflicts with information in the proxy statement dated July 17, 2009, the information in this revised proxy statement governs. The Fund will not pay for preparing, printing or mailing this revised proxy statement.

This revised proxy statement corrects the number of outstanding common shares of the Fund set forth on page 1 of the original proxy statement from 15,828,516 to 51,828,156. The revised proxy statement also corrects (i) in the Board Members’ biographical information table beginning on page 4, to correct the footnotes; (ii) Appendix A “Compensation of the Board Members,” to reflect the correct amounts of deferred compensation earned by the Board Members; (iii) Appendix B “Equity Securities Owned by Board Members,” to correct the information regarding ownership of the Fund set forth therein; and (iv) Appendix E “Officers of the Fund,” to reflect a recent change in the Fund’s officers.

You received the original proxy statement and this revised proxy statement because you were a shareholder of record of the Fund on June 29, 2009. Certain other BlackRock Closed-End Funds will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on June 29, 2009 of one or more of those other funds, you should have received a separate proxy statement and proxy card relating to those funds. Please sign, date and return each proxy card you receive. If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-800-820-2412.

Sincerely,

Howard B. Surloff
Secretary of the Fund

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.	The Fund is required to hold an annual meeting of shareholders for the election of Board Members. This proxy statement describes the nominees to the Board of the Fund and provides you with other information relating to the meeting. The Board Member’s biographical information beginning on page 3 of the proxy statement identifies the Board Nominees for the Fund.

Q.	How does the Board recommend that I vote?

A.	The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund and its investment advisers.

The Board has approved the Board Nominees, believes their election is in your best interests and recommends that you vote “FOR” each Board Nominee.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card or Notice of Internet Availability of Proxy Materials, or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card and following the instructions. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of the Fund.

Q.	Is the Fund paying for the cost of the proxy statement?

A.	The costs associated with the original proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Fund. The costs associated with preparing, printing and mailing this revised proxy statement will not be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the original proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, New York 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, will assist the Fund in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $20,000 and $10,000, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Altman, the Fund’s proxy solicitor, at 1-800-820-2412.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card and, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

July 17, 2009
Revised August 3, 2009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 26, 2009

The annual meeting of the shareholders of BlackRock Preferred and Equity Advantage Trust (the “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Wednesday, August 26, 2009, at 1:30 p.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying proxy statement:

PROPOSAL 1.	To elect four nominees to the Board of the Fund.

PROPOSAL 2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The purpose of the meeting is to seek shareholder approval of nominees to the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of the Fund. At a meeting of the Board held on May 28-29, 2009, the Board approved the proposed nominees on behalf of the Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund and its investment advisers and that their election is in your best interests.

The Board recommends that you vote “FOR” the Board Nominees.

Shareholders of record of the Fund as of the close of business on June 29, 2009 are entitled to vote at the meeting and at any adjournments or postponements thereof.

Certain other BlackRock Closed-End Funds will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on June 29, 2009 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-800-820-2412.

By Order of the Board,

Howard B. Surloff
Secretary of the Fund

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 26, 2009

PROXY STATEMENT

     This revised proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Preferred and Equity Advantage Trust (the “Fund”), a Delaware statutory trust and a closed-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The proxies will be voted at the annual meeting of the shareholders of the Fund and at any and all adjournments or postponements thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055 on Wednesday, August 26, 2009, at 1:30 p.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

     This Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about August 3, 2009.

     Shareholders of record of the Fund as of the close of business on June 29, 2009 (the “Record Date”) are entitled to attend and to vote at the meeting. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred shares (“AMPS”) have equal voting rights with the common shares of beneficial interest (“common shares”) of the Fund and vote together with the holders of common shares as a single class on each nominee to the Board of the Fund, except that they are entitled to vote separately as a class to elect two Board Members for the Fund, one of whom is standing for election at this meeting. The quorum and voting requirements for the Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

     As of the close of business on the Record Date, the Fund had 51,828,156 common shares and 9,240 preferred shares outstanding and net assets of $788,311,911. Except as set forth below, to the knowledge of the Fund, as of June 29, 2009, no person was the beneficial owner of five percent or more of a class of the Fund’s outstanding shares.

     Even if you plan to attend the meeting, please sign, date and return the proxy card you receive or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

     All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

     Certain other BlackRock Closed-End Funds will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds.

     Photographic identification will be required for admission to the meeting. For directions to the meeting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies at 1-800-820-2412.

     The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card and, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON AUGUST 26, 2009.

The Proxy Statement is available at www.proxyonline.com/Blackrock/2009/BTZ.pdf.

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

SUMMARY OF PROPOSAL

PROPOSAL 1—TO ELECT BOARD MEMBER NOMINEES

The purpose of Proposal 1 is to elect Board Member nominees for the Fund.

     Nominees for the Fund. The Board of the Fund currently has 12 Board Members. Prior to December 31, 2008, the Board had 13 Board Members. However, on December 31, 2008, Robert S. Salomon, Jr. retired from the Board pursuant to the Fund’s mandatory retirement policy, which requires Board Members to retire on December 31 in the year in which they turn 72. Following the retirement of Mr. Salomon, the Board determined to reduce the number of Board Members from 13 to 12. As such, no person has been nominated to replace Mr. Salomon. The Fund divides its Board Members into three classes: Class I, Class II and Class III and generally only one class of Board Members stands for election each year. Only the Class II Board Members are standing for election this year. Each Class II Board Member elected at the meeting will serve until the later of 2012 or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

     The owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the “AMPS Nominees”), one of whom is standing for election at this meeting. This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Member nominees. Only Frank J. Fabozzi is standing for election this year as an AMPS Nominee.

     The Board recommends a vote FOR the election of Frank J. Fabozzi, James T. Flynn, Karen P. Robards and Richard S. Davis (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or over the Internet, as described in the proxy card, or complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

     Please refer to the table below which identifies the Board Nominees, including any AMPS Nominees, for election to the Board of the Fund.

     Biographical Information. The table below sets forth certain biographical information about the Board Nominees for the Fund in a single location. Please note that only the Class II Board Members are standing for election for the Fund. Unless otherwise indicated, the address of each Board Member is 40 East 52nd Street, New York, New York 10022-5911. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of the Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of the Board.

     Richard S. Davis and Henry Gabbay are “interested persons” (as defined in the 1940 Act) of the Fund by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). All of the closed-end registered investment companies advised by BlackRock Advisors, including the Fund, are referred to collectively as the “Fund Complex.”

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen**	Public Directorships

Non-Interested Directors

Richard E. Cavanagh	Director/	2006 to	Trustee, Aircraft Finance Trust since	106 Funds	Arch Chemical
40 East 52nd Street	Trustee and	present	1999; Director, The Guardian Life	103 Portfolios	(chemical and
New York, NY	Chairman of		Insurance Company of America since		allied
10022-5911	the Boards		1998; Chairman and Trustee,		products)
Educational Testing Service since
1946			1997; Senior Advisor, The Fremont
Group since 2008 and Director
thereof since 1996; Adjunct
Professor, Harvard University since
2007; President and Chief Executive
Officer of The Conference Board, Inc.
(global business research
organization) from 1995 to 2007.

Karen P. Robards (1)	Director/	2007 to	Partner of Robards & Company, LLC	106 Funds	AtriCure, Inc.
40 East 52nd Street	Trustee, Vice	present	(financial advisory firm) since 1987;	103 Portfolios	(medical
New York, NY	Chair of the		Co-founder and Director of the Cooke		devices); Care
10022-5911	Boards and		Center for Learning and Development		Investment
	Chairperson		(a not-for-profit organization) since		Trust, Inc.
1950	of the Audit		1987; Director of Enable Medical		(health care
	Committee		Corp. from 1996 to 2005.		REIT)

G. Nicholas	Director/	2007 to	Chairman and Chief Executive Officer,	106 Funds	None
Beckwith, III	Trustee	present	Arch Street Management, LLC	103 Portfolios
40 East 52nd Street			(Beckwith Family Foundation) and
New York, NY			various Beckwith property companies
10022-5911			since 2005; Chairman of the Board of
Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of
Directors, Shady Side Hospital
Foundation since 1977; Board of
Directors, Beckwith Institute for
Innovation In Patient Care since
1991; Member, Advisory Council on
Biology and Medicine, Brown
University since 2002; Trustee,
Claude Worthington Benedum
Foundation (charitable foundation)
since 1989; Board of Trustees,
Chatham College since 1981; Board
of Trustees, University of Pittsburgh
since 2002; Emeritus Trustee, Shady
Side Academy since 1977; Chairman
and Manager, Penn West Industrial
Trucks LLC (sales, rental and
servicing of material handling
equipment) from 2005 to 2007;
Chairman, President and Chief
Executive Officer, Beckwith Machinery
Company (sales, rental and servicing
of construction and equipment) from
1985 to 2005; Board of Directors,
National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director/	2006 to	Consultant/ Investor since 1988.	106 Funds	None
40 East 52nd Street	Trustee and	present		103 Portfolios
New York, NY	Member of
10022-5911	the Audit
Committee
1937

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen**	Public Directorships

Frank J. Fabozzi (1)(2)	Director/	2006 to	Consultant/Editor of The Journal of	106 Funds	None
40 East 52nd Street	Trustee and	present	Portfolio Management since 2006;	103 Portfolios
New York, NY	Member of		Professor in the Practice of Finance
10022-5911	the Audit		and Becton Fellow, Yale University,
	Committee		School of Management, since 2006;
1948			Adjunct Professor of Finance and
Becton Fellow, Yale University from
1994 to 2006.

Kathleen F.	Director/	2006 to	President of Economics Studies, Inc.	106 Funds	The McClatchy
Feldstein	Trustee	present	(private economic consulting firm)	103 Portfolios	Company
40 East 52nd Street			since 1987; Chair, Board of Trustees,		(publishing)
New York, NY			McLean Hospital from 2000 to 2008;
10022-5911			Member of the Board of Partners
Community Healthcare, Inc. since
1941			2005; Member of the Corporation of
Partners HealthCare since 1995;
Trustee, Museum of Fine Arts, Boston
since 1992; Member of the Visiting
Committee to the Harvard University
Art Museum since 2003.
James T. Flynn (1)	Director/	2007 to	Chief Financial Officer of JP Morgan &	106 Funds	None
40 East 52nd Street	Trustee and	present	Co., Inc. from 1990 to 1995.	103 Portfolios
New York, NY	Member of
10022-5911	the Audit
Committee
1939

Jerrold B. Harris	Director/	2007 to	Trustee, Ursinus College since 2000;	106 Funds	BlackRock -
40 East 52nd Street	Trustee	present	Director, Troemner LLC (scientific	103 Portfolios	Kelso Capital
New York, NY			equipment) since 2000.		Corp.
10022-5911

1942

R. Glenn Hubbard	Director/	2006 to	Dean, Columbia Business School	106 Funds	ADP (data and
40 East 52nd Street	Trustee	present	since 2004; Columbia faculty member	103 Portfolios	information
New York, NY			since 1988; Co-Director, Columbia		services), KKR
10022-5911			Business School’s Entrepreneurship		Financial
			Program from 1997 to 2004; Visiting		Corporation
1958			Professor, John F. Kennedy School of		(finance),
			Government at Harvard University and		Metropolitan
			the Harvard Business School since		Life Insurance
			1985 and at the University of Chicago		Company
			since 1994; Chairman, U.S. Council		(insurance)
of Economic Advisers under the
President of the United States from
2001 to 2003.

W. Carl Kester	Director/	2007 to	George Fisher Baker Jr. Professor of	106 Funds	None
40 East 52nd Street	Trustee and	present	Business Administration, Harvard	103 Portfolios
New York, NY	Member of		Business School; Deputy Dean for
10022-5911	the Audit		Academic Affairs since 2006; Unit
	Committee		Head, Finance, Harvard Business
1951			School from 2005 to 2006; Senior
Associate Dean and Chairman of the
MBA Program of Harvard Business
School from 1999 to 2005; Member
of the faculty of Harvard Business
School since 1981; Independent
Consultant since 1978.

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen**	Public Directorships
Interested Directors†

Richard S. Davis (1)	Director/	2007 to	Managing Director, BlackRock, Inc.	175 Funds	None
40 East 52nd Street	Trustee	present	since 2005; Chief Executive Officer,	285 Portfolios
New York, NY			State Street Research & Management
10022-5911			Company from 2000 to 2005;
Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds
from 2000 to 2005; Chairman,
SSR Realty from 2000 to 2004.

Henry Gabbay	Director/	2007 to	Consultant, BlackRock, Inc. from	175 Funds	None
40 East 52nd Street	Trustee	present	2007 to 2009; Managing Director,	285 Portfolios
New York, NY			BlackRock, Inc. from 1989 to 2007;
10022-5911			Chief Administrative Officer,
BlackRock Advisors, LLC from 1998
1947			to 2007; President of BlackRock
Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007;
Treasurer of certain Closed-End Funds
in the BlackRock fund complex from
1989 to 2006.

*	Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**	For purposes of this chart, “Funds” refers to the legal investment companies into which investors invest and “Portfolios” refers to the investment programs of the Funds. The BlackRock fund complex is comprised of 106 Funds. Some of the Funds have the same investment program because they invest through a master-feeder or parent-subsidiary structure, which results in the smaller number of Portfolios than Funds.

†	Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

(1)	Class II Board Member and Board Nominee.

(2)	AMPS Nominee.

     Compensation. Information relating to compensation paid to Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) for the Fund’s most recent fiscal year is set forth in Appendix A.

     Equity Securities Owned by the Board Members. Information relating to the amount of equity securities owned by the Board Members in the Fund, as well as certain other funds in the Fund Complex, as of May 31, 2009 is set forth in Appendix B.

     Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of the Fund to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of the Fund except Robert S. Salomon, Jr., attended last year’s annual shareholder’s meeting.

     Board Meetings. During the most recent full fiscal year for the Fund, the Board met eight times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Board Member served.

     Standing and Other Operating Committees of the Board. Information relating to the various standing and other operating committees of the Board is set forth in Appendix C.

     In addition to the standing committees identified in Appendix C, the Board established an Ad Hoc Committee on AMPS (the “AMPS Committee”) in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh (Chair), Frank J. Fabozzi, Henry Gabbay, W. Carl Kester and Karen P. Robards. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have suffered reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from this recent market turmoil and overseeing efforts to provide liquidity to the AMPS holders. The AMPS Committee has met sixteen times during the Fund’s last fiscal year. It is expected that as of the date of the meeting, the total amount of redemptions of auction market preferred shares across the BlackRock Closed-End Funds, including the Fund, will equal $3.19 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the BlackRock Closed-End Funds as of February 2008. As of May 31, 2009, the Fund has redeemed $231 million of its auction market preferred shares, which represents 50% of the Fund’s issued auction market preferred shares. In addition to these redemptions, the Fund is currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the development of a put feature for the AMPS or issuing a new form of preferred stock that includes a put feature, which would make each eligible for purchase by money market funds. The Fund is also exploring the expanded use of additional alternative forms of leverage such as repurchase agreements and credit facilities.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 16(a) of the Exchange Act requires the Fund’s trustees, executive officers, persons who own more than ten percent of a registered class of the Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Fund with copies of all such reports. Based solely on a review of copies of such reports furnished to the Fund and representations from these reporting persons, the Fund believes that its trustees, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements.

     Officers of the Fund. Information about the officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix E.

     Indemnification of Board Members and Officers. The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

     The Fund has also entered into a separate indemnification agreement with the Board Members (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in the Fund’s governing documents to Board Members who leave the Fund’s Board and serve on an advisory board of a different fund in the Fund Complex; (ii) sets in place the terms of the indemnification provisions of the Fund’s governing documents once a Board Member retires from the Board; and (iii) in the case of Board Members who left the Board of the Fund in connection with or prior to the Board consolidation that occurred two years ago as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that the Fund continues to indemnify the Board Member for claims arising out of his or her past service to the Fund.

     Your Board recommends that you vote “FOR” the election of each Board Nominee.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

     A quorum of shareholders is required to take action at the meeting. The holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the shares present at a meeting at which a quorum is present and entitled to vote is necessary to elect each of the respective Board Nominees under Proposal 1 for the Fund.

     Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election, who may be employees of the Fund, will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of the Fund held in “street name” may be counted for purposes of establishing a quorum of the Fund if no instructions are received one business day before the meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

     If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

     Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

     If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     Approval of a Board Nominee by shareholders of the Fund will occur only if a sufficient number of votes are cast “FOR” the Board Nominee at the Fund’s meeting. Abstentions and broker non-votes will not be counted as votes cast. Because the Fund requires a plurality of votes to elect each of the Board Nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Fund.

     A representative of D&T is expected to be present at the meeting, will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     The Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. The Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund. Following the Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (the Fund’s fiscal year end is October 31) for which audited financial statements are available be included in the Fund’s Annual Report to Shareholders.

     Appendix F sets forth for the Fund the fees billed by the Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit and non-audit services provided directly to the Fund. The fee information in Appendix F is presented under the following captions:

     (a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     (b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     (c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

     (d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

     The Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Audit Committee also is required to consider and act upon (i) the provision by any independent accountant of any non-audit services for the Fund, and (ii) the provision by any independent accountant of non-audit services to Fund service providers and their affiliates (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. See Appendix F to this Proxy Statement for information about the fees paid to the Fund’s independent registered public accounting firm by the Fund, its investment advisers and Affiliated Service Providers.

     The Audit Committee complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     For the Fund’s two most recent fiscal years, there were no services rendered by D&T to the Fund for which the pre-approval requirement was waived.

     The Audit Committee has considered whether the provision of non-audit services that were rendered by D&T to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T to the Fund, BlackRock Advisors or Affiliated Service Providers that required pre-approval were pre-approved as required.

     The Audit Committee of the Fund consists of the following Board Members:

     Karen P. Robards (Chair);
     Kent Dixon;
     Frank J. Fabozzi;
     James T. Flynn; and
     W. Carl Kester.

ADDITIONAL INFORMATION

5% Share Ownership

     As of June 29, 2009, to the best of the Fund’s knowledge, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Fund indicated in the table below:

Investor	Address	Shares Held	% Held
Bank of America Corporation	100 N Tryon St.	2,981 AMPS	32.26%
	Charlotte, NC 28255

Citigroup Global Markets Inc.	399 Park Avenue	906 AMPS	9.81%
	New York, NY 10043

Submission of Shareholder Proposals

     A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

     If a shareholder intends to present a proposal at the 2010 annual meeting of shareholders of the Fund and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by March 29, 2010.

     Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2010 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2010 annual meeting in accordance with the By-laws of the Fund. The By-laws of the Fund generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business must be in writing and received at the Fund’s principal executive office between Thursday, April 29, 2010 and Saturday, May 29, 2010. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund's principal executive offices by Saturday, May 29, 2010. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762.

     Written proposals and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022-5911.

Shareholder Communications

     Shareholders who want to communicate with the Board or any individual Board Member should write the Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022-5911. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

     Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 40 East 52nd Street, New York, New York 10022-5911. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the original Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Fund. The cost of preparing, printing and mailing this revised Proxy Statement will not be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the original Proxy Statement, also will be borne by the Fund.

     Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, New York 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, will assist the Fund in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $20,000 and $10,000, respectively, for such services (including reimbursements of out-of-pocket expenses). Altman may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. The foregoing expenses are not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to the Fund.

Privacy Principles of the Funds

     BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

     If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

     BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our web sites.

     BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

     We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of shareholders entitled to be present and to vote at the meeting will be available at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.

     Failure of a quorum to be present at any meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating the enclosed proxy card and, if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board,

Howard B. Surloff
Secretary of the Fund

July 17, 2009

Revised August 3, 2009

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Appendix A

Compensation of the Board Members

     The Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) receive retainer fees which includes meeting fees (up to six meetings per year) for Board and committee meetings and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Fund does not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act; provided, however, that Mr. Gabbay, a former employee and consultant of BlackRock, and currently an interested person of the Fund, receives as compensation for his services as a Board Member of the Fund, the other funds in the Fund Complex and other BlackRock-advised funds, an annual retainer of $412,500 allocated to the Fund, the other funds in the Fund Complex and other BlackRock-advised funds, based on their net assets. In addition, Mr. Gabbay receives meeting fees for attendance at board meetings held by two open-end fund complexes. Information regarding compensation, including amounts deferred, paid to the Independent Board Members for the Fund’s most recent fiscal year is set forth below.

     The Fund shall pay a pro rata portion quarterly (based on the relative net assets) of the following Board Member fees paid by the funds in the Fund Complex for which they serve: (i) $250,000 per annum for each Independent Board Member as a retainer and (ii) $10,000 per day for each Independent Board Member for each special meeting of each board in the Fund Complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the funds in the Fund Complex for acting as the Chair for each board. Ms. Robards will receive an additional $40,000 per annum from the funds in the Fund Complex for acting as the Vice Chair for each board. Mr. Fabozzi will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the funds in the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester and Ms. Robards will each receive an additional $25,000 per annum from the funds in the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the funds in the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester and Ms. Robards will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation. For the year ended December 31, 2008, the Funds supervised by the Boards reimbursed Independent Board Member expenses in an aggregate amount of $72,531.

A-1

     The table below sets forth the aggregate compensation paid to each Independent Board Member and Mr. Gabbay by the Fund during its most recently completed fiscal year.

Fund	Richard E. Cavanagh (1)	Kent Dixon (2) (11)	Frank J. Fabozzi (3)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)	G. Nicholas Beckwith III (6)	James T. Flynn (7)	Jerrold B. Harris (8)	W. Carl Kester (9)	Karen P. Robards (10)	Robert S. Salomon Jr. (11) (13)	Henry Gabbay (11)
BTZ	$9,642	$7,166	$7,688	$7,036	$6,775	$6,515	$7,166	$6,515	$7,166	$9,120	$7,166	—
Total Compensation from
Fund Complex(12)	$386,803	$287,730	$304,055	$273,299	$280,349	$250,000	$275,000	$250,000	$275,000	$350,000	$275,000	—
Number of Funds in Fund
Complex Overseen by
Board Member	106	106	106	106	106	106	106	106	106	106	Retired	106

(1)	Total amount of deferred compensation, including interest, payable to Board Member is $206,186.54 as of 12/31/08.

(2)	Total amount of deferred compensation, including interest, payable to Board Member is $132,379.75 as of 12/31/08.

(3)	Total amount of deferred compensation, including interest, payable to Board Member is $186,033.24 as of 12/31/08.

(4)	Total amount of deferred compensation, including interest, payable to Board Member is $108,573.76 as of 12/31/08.

(5)	Total amount of deferred compensation, including interest, payable to Board Member is $395,383.02 as of 12/31/08.

(6)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.

(7)	Total amount of deferred compensation, including interest, payable to Board Member is $100,442.64 as of 12/31/08.

(8)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.

(9)	Total amount of deferred compensation, including interest, payable to Board Member is $54,786.90 as of 12/31/08.

(10)	Total amount of deferred compensation, including interest, payable to Board Member is $84,371.82 as of 12/31/08.

(11)	As of December 31, 2008 the Board Member did not participate in the deferred compensation plan.

(12)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008. Of this amount, Mr. Cavanagh, Mr. Fabozzi, Ms. Feldstein, Mr. Hubbard, Mr. Beckwith III, Mr. Flynn, Mr. Harris, Mr. Kester, and Ms. Robards deferred $51,800, $88,500, $81,000, $130,000, $125,000, $137,500, $125,000, $75,000, $115,500, respectively, pursuant to the Fund Complex’s deferred compensation plan.

(13)	On December 31, 2008, Robert S. Salomon Jr. retired from the Board pursuant to the Fund’s retirement policy which requires Board Members to resign on December 31 in the year in which they turn 72.

A-2

Appendix B

Equity Securities Owned by Board Members

     The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Fund as of May 31, 2009, except as otherwise indicated.

Name of Board Member	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in the Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex
Interested Board Members:
Richard S. Davis	—	None	—	Over $100,000	—	—	over $100,000
Henry Gabbay	—	None	—	Over $100,000	—	—	over $100,000
Independent Board Members:
G. Nicholas Beckwith, III	122	None	$1–$10,000	$50,001–$100,000	2,371	$10,001–$50,000	over $100,000
Richard E. Cavanagh	200	None	$1–$10,000	Over $100,000	3,348	$10,001–$50,000	over $100,000
Kent Dixon	2,000	None	$10,001–$50,000	Over $100,000	1,952	$10,001–$50,000	over $100,000
Frank J. Fabozzi	100	None	$1–$10,000	$10,001–$50,000	2,891	$10,001–$50,000	over $100,000
Kathleen F. Feldstein	133	None	$1–$10,000	$10,001–$50,000	2,266	$10,001–$50,000	over $100,000
James T. Flynn	—	None	—	$50,001–$100,000	2,608	$10,001–$50,000	over $100,000
Jerrold B. Harris	121	None	$1–$10,000	$50,001–$100,000	2,371	$10,001–$50,000	over $100,000
R. Glenn Hubbard	134	None	$1–$10,000	$50,001–$100,000	5,880	$50,001–$100,000	over $100,000
W. Carl Kester	—	None	—	Over $100,000	1,423	$10,001–$50,000	over $100,000
Karen P. Robards	—	None	—	$50,001–$100,000	1,551	$10,001–$50,000	over $100,000

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

     As of May 31, 2009, all Board Members, Board Nominees and officers as a group owned less than 1% of the outstanding shares of the Fund for which they are nominated to oversee.

     None of the Independent Board Members or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2009.

B-1

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Appendix C

Standing and Other Operating Committees of the Board

     The business and affairs of the Fund are managed by or under the direction of its Board. The Board of the Fund has established the following standing and other operating committees.

     Audit Committee. The Board has a standing Audit Committee comprised of Karen P. Robards (Chair), Kent Dixon, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, each of whom is an Independent Board Member. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting of the Fund. A copy of the Audit Committee Charter for the Fund is included in Appendix D.

     Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee. The Governance and Nominating Committee is comprised of R. Glenn Hubbard, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and Kathleen F. Feldstein, each of whom is not an “interested person” within the meaning of the 1940 Act.

     The Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organization of Board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s non-interested Board Members. The Governance and Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. To have a candidate considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

  the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

  the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act.

     Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected. The Governance and Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. A copy of the Governance and Nominating Committee Charter for the Fund is included in Appendix D.

     Compliance Committee. The Fund has a Compliance Committee composed of Kathleen F. Feldstein, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, each of whom is not an “interested person” within the meaning of the 1940 Act. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Board Members in acting independently of BlackRock Advisors in pursuing the best interests of the Fund and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Fund’s Chief Compliance Officer.

     Performance Oversight Committee. The Fund has a Performance Oversight Committee composed of all of the Independent Board Members. The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter. The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Fund in acting independently of BlackRock in pursuing the best interests of the Funds and their shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Fund, and reviewing with respect to the Fund: (a) whether the Fund has complied with its investment policies and restrictions as reflected in its prospectus and statement of additional information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Fund’s investment results.

     Executive Committee. The Fund has an Executive Committee composed of Messrs. Cavanagh and Davis and Ms. Robards, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

     Ad Hoc AMPS Committee. The Fund has an Ad Hoc AMPS Committee (the “AMPS Committee”) composed of Messrs. Cavanagh, Fabozzi, Gabbay and Kester and Ms. Robards. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have suffered reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from this recent market turmoil and overseeing efforts to provide liquidity to the AMPS holders. The AMPS Committee has met sixteen times during the Fund's last fiscal year. It is expected that as of the date of the meeting, the total amount of redemptions of auction market preferred shares across the BlackRock Closed-End Funds, including the Fund, will equal $3.19 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the BlackRock Closed-End Funds as of February 2008. As of May 31, 2009, the Fund has redeemed $231 million of its auction market preferred shares, which represents 50% of the Fund’s issued auction market preferred shares. In addition to these redemptions, the Fund is currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the development of a put feature for the AMPS or issuing a new form of preferred stock that includes a put feature, which would make each eligible for purchase by money market funds. The Fund is also exploring the expanded use of additional alternative forms of leverage such as repurchase agreements and credit facilities.

     The Governance and Nominating Committee, the Audit Committee, the Compliance Committee, the Performance Oversight Committee, the Executive Committee and the AMPS Committee met the following number of times for the Fund’s most recent fiscal year:

Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings
31–Oct	5	4	5	4	2	16

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Appendix D

Joint Audit Committee Charter
of
the BlackRock Closed-End Trusts

A. Background

     Each of the closed-end trusts managed by BlackRock Advisers, LLC or its affiliates (collectively, “BlackRock”) is referred to as the “Fund”; the Board of Trustees of the Fund is referred to as the “Board of Director” and its members are referred to as the “Directors”; and the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Fund are referred to as the “Independent Directors”. The Board of Directors, including at least a majority of the Independent Directors, has adopted this Charter. The Audit Committee is referred to as the “Committee”.

B. Purposes of the Committee

     The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including:

     (1) the integrity of the Fund’s financial statements;

     (2) the Fund’s compliance with legal and regulatory requirements;

     (3) the qualifications and independence of the Fund’s independent auditors;

     (4) the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent or other service providers; and

     (5) preparing for each Fund the report required to be included in its annual proxy statement, if any, by the rules of the Securities and Exchange Commission.

C. The Members of the Committee

     The Committee shall be composed of at least three members of the Board, each of whom is an Independent Director. No member of the Committee shall directly or indirectly receive any compensation from the Fund, except compensation for services as a member or officer of the Fund’s Board or a committee of the Board.(1) Members shall have no relationships with the Fund, BlackRock or the Fund’s administrator or custodian that may interfere with the exercise of their independence from management of the Fund. The members and the Committee chair will be elected by the full Board. The Chairman of the Board may designate an acting Chair in the absence of the Chair.

     Each member shall be “financially literate” as the Board interprets such qualification in its business judgment. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

(1)	For this purpose, compensation includes any compensation paid by a Fund or a subsidiary for services to a law firm, accounting firm, consulting firm, investment bank or financial advisory firm in which the Committee member is a partner, member, executive officer or holds a similar position.

     If a member simultaneously serves on the audit committees of more than three public companies, the Board shall determine whether such simultaneous service would impair the ability of such member to effectively serve on the Fund’s audit committee. The Board has determined that simultaneous service on the Committee of each Fund shall be deemed to be equivalent to service on the audit committee of a single public company for purposes of this requirement and that such service does not impair the ability of a member to effectively serve on the Committee of any single Fund.

D. Chair; Functions of the Chair

     The Chair will have the following responsibilities:

     (1) The Chair will preside at all meetings of the Committee. Any designated alternate will preside in the Chair’s absence.

     (2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

     (3) The Chair will coordinate with the chairs of other committees as appropriate.

     (4) The Chair will assist in identifying and bringing to the attention of the Chairman of the Board issues that should be considered by the Board of Directors, the Independent Directors or any other committee.

     (5) At meetings of the Board of Directors the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

E. Meetings and Procedures of the Committee

     (1) The Committee will generally meet on a quarterly basis, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

     (2) The Committee may determine its own rules of procedure, which shall be consistent with the charter document of the Fund, the Bylaws of the Fund and this Charter.

     (3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Directors required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

     (4) The Committee may request that any Director, officer or employee of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

     (5) The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

     (6) Meetings of the Committee will be open to all Independent Directors.

F. Duties and Responsibilities

     The Committee shall have the following duties and responsibilities:

     (1) Engagement of Auditors. The Committee will approve the selection, retention, termination and compensation of the independent registered public accounting firm (the “independent accountants”) for the Fund.

     (2) Auditor Reporting. The Committee will:

     (a) Be the representative of the Fund to which each independent accountant reports.

     (b) Have sole authority to hire and fire any independent accountant of the Fund.

     (c) Approve all audit engagement fees and terms for the Fund.

     (d) Consider and act upon (i) the provision by any independent accountant of any non-audit services for any Fund, and (ii) the provision by any independent accountant of non-audit services to Fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (the “Auditor Independence Regulations”) of the Securities and Exchange Commission. In furtherance of the foregoing, the Committee may from time to time adopt and provide oversight in respect of policies and procedures for non-audit engagements by independent accountant of the Fund.

     (3) Independence of Auditors.

     (a) Evaluate the independence and objectivity of the independent accountant and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence; in this connection, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1.

     (b) Provide oversight of BlackRock’s hiring policies for employees or former employees of the independent accountants and receive reports in respect thereof.

     (4) Oversight.

     (a) Meet with the Fund’s independent accountants, at least twice a year and more often if in its discretion, to review the conduct and results of each audit and discuss the Fund’s audited and unaudited financial statements; and in this connection discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended, and any other communications required to be discussed with the Committee pursuant to applicable laws, regulations, listing agreements and rules of any applicable SRO.

     (b) Discuss with BlackRock its policies with respect to risk assessment and risk management.

     (c) Meet periodically with the Fund’s independent accountants, the Fund’s principal executive officer and the Fund’ principal financial officer, and internal auditors in separate executive sessions as the Committee deems necessary or advisable.

     (d) Review any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response; evaluate the independent auditor’s qualifications and performance (including the performance of the lead partner); resolve disagreements between management and the independent accountants regarding financial reporting.

     (e) Provide oversight of procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund and its affiliates and service providers of concerns about accounting or auditing matters pertaining to the Fund.

     (f) Provide oversight in respect of reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty.

     (g) Provide oversight in respect of any legal matters brought to the Committee’s attention that may have a material impact on the Fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee.

     (h) Receive reports at least annually from each independent accountant engaged by the Fund describing (i) the firms internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent auditor and the Fund.

     (i) Discuss generally financial information provided to ratings agencies.

     (j) Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities or as specifically delegated to the Committee by the Board.

     (5) Reports.

     (a) Prepare and approve the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of directors/trustees.

     (b) Report to the Board on a regular basis.

     (6) Other. Take such other actions as the Committee deems necessary or desirable to fulfill its purpose as described above.

G. Resources

     The Committee may retain independent legal counsel or other advisers as it determines to be necessary or advisable to perform its duties. The Fund shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including:

     (1) for payment of compensation to the Fund’s independent accountants or any other public accounting firm providing audit, review or attest services for the Fund;

     (2) for payment of compensation to any special counsel and other advisors employed by the Committee;

     (3) for the ordinary administrative expenses of the Committee; and

     (4) for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees.

     In performing its duties the Committee may consult, as it deems appropriate, with the members of the Board, officers and employees of the Fund, the investment adviser, the Fund’s counsel and the Fund’s other service providers.

H. Self-Assessment; Amendment of Charter

     The Committee shall, on an annual basis, assess its performance. The Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The independence of Committee members and satisfaction of the requirements to serve on the Committee shall be affirmed annually.

     The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures.

     The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

     Note: Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Performance Oversight Committee, a single Audit Committee, a single Governance and Nominating Committee, a single Compliance Committee and a single Board. The terms “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” “Compliance Committee” and “Board” mean each “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” “Compliance Committee” and “Board” as it relates to its respective Fund, unless the context otherwise requires. Each Performance Oversight Committee, Audit Committee, Governance and Nominating Committee, Compliance Committee and Board of each Fund shall act separately and in the best interests of its respective Fund.

Joint Governance and Nominating Committee Charter
of the BlackRock Closed-End Trusts

A. Background

     Each of the closed-end trusts managed by BlackRock Advisers, LLC or its affiliates (collectively, “BlackRock”) is referred to as the “Fund”; the Board of Directors of the Fund is referred to as the “Board of Directors” and its members are referred to as the “Directors”; and the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Fund are referred to as the “Independent Directors”. The Board of Directors, including at least a majority of the Independent Directors, has adopted this Charter. The Governance and Nominating Committee is referred to as the “Committee”

B. Purpose of the Committee

     The purposes of the Committee are to:

     (1) support the Independent Directors in pursuing the best interests of the Fund and its shareholders,

     (2) identify individuals qualified to serve as Independent Directors,

     (3) advise the Board of Directors with respect to Board composition, procedures and committees (other than the Audit Committee),

     (4) oversee periodic self-assessments of the Board of Directors and committees of the Board of Directors (other than the Audit Committee),

     (5) monitor corporate governance matters and make recommendations in respect thereof to the Board of Directors,

     (6) act as the administrative committee with respect to Board of Directors policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Directors,

     (7) Review and make recommendations in respect of Independent Director Compensation.

C. Composition of the Committee

     The Committee will have at least three members, all of whom will be Independent Directors. The members and the Chair of the Committee will be determined annually by vote of the Independent Directors. The Chairman of the Board may designate an acting chair in the absence of the Chair.

D. Chair; Functions of the Chair

     The Chair will have the following responsibilities:

     (1) The Chair will preside at all meetings of the Committee. Any designated alternate will preside in the Chair’s absence.

     (2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

     (3) The Chair will coordinate with the chairs of other committees as appropriate.

     (4) The Chair, reflecting the views of Committee members, will engage BlackRock in a dialogue on the scope and contents of materials furnished to the Committee.

     (5) The Chair will assist in identifying and bringing to the attention of the Chairman of the Board issues that should be considered by the Board of Directors, the Independent Directors or any other committee.

     (6) At meetings of the Board of Directors the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

     (7) The Chair will coordinate with counsel for the Funds on matters requiring legal advice, and will coordinate with counsel to the Independent Directors on matters involving conflicts of interest with BlackRock.

E. Meetings and Procedures of the Committee

     (1) The Committee will generally meet on a quarterly basis, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

     (2) The Committee may determine its own rules of procedure, which shall be consistent with the charter document of the Fund, the Bylaws of the Fund and this Charter.

     (3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Directors required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by the Fund’s charter, bylaws or applicable law.

     (4) The Committee may request that any Director, officer or employee of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

     (5) The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

     (6) Meetings of the Committee will be open to all Independent Directors.

F. Particular Actions of the Committee

     (1) Board Candidates and Nominees. The Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

     (a) Make recommendations as to the Independent Directors’ criteria for evaluating potential nominees. (The present criteria are attached as Annex A.)

     (b) Recommend Independent Director nominees for election by the shareholders or appointment by the Board. In assessing candidates for the office of Independent Director the Committee shall give appropriate weight to the criteria referred to in clause (a).

     (c) Review the suitability for continued service as a director of each Independent Director when his or her term expires and at such other times as the Committee deems necessary or appropriate, and to recommend whether or not the Independent Director should be re-nominated.

     (2) Board Composition and Procedures. The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

     (a) Review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Directors required by law.

     (b) Make recommendations on the frequency and structure of Board meetings.

     (c) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

     (d) Make recommendations on the requirements for, and means of, Board orientation and training.

     (e) Act as the administrative committee under the Trustee’s Fee Deferral Plan.

     (f) Make recommendations as to the Independent Directors’ compensation.

     (3) Corporate Governance. The following shall be the goals and responsibilities of the Committee with respect to governance matters:

     (a) Consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board giving appropriate weight to relevant factors including industry “best practices”.

     (b) Monitor compliance with, and act as the administrative committee with respect to, the provisions of the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act as they apply to the Independent Directors.

     (c) Provide oversight of Fund counsel.

     (4) Board Committees. The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board. The following provisions shall not apply to the Audit Committee, which will be supervised by the Board:

     (a) Make recommendations to the Board regarding the size and composition of each committee of the Board, including the identification of individuals to serve as members of a committee, and recommend individual Directors to fill any vacancy that might occur on a committee.

     (b) Monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members, the annual review performed, if any, by each committee.

     (c) Recommend that the Board establish such special committees as may be desirable or necessary from time to time.

     (5) Self-Assessment of the Board. The Committee shall be responsible for overseeing the annual self- assessment of the Board. The Committee shall address all matters that the Committee considers relevant to the Board’s performance.

     The Committee shall report to the Board on the results of its evaluation, including any recommended amendments to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s policies or procedures.

G. Self-Assessment of the Committee

     The Committee shall, on an annual basis, assess its performance. The Committee shall address matters that the Committee considers relevant to its performance.

     The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

     The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

H. Consultants; Investigations and Studies; Outside Advisers

     The Committee will have authority, upon consultation with the Chairman of the Board, to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Fund’s independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

     Note: Solely for the sake of clarity and simplicity, this Joint Governance and Nominating Committee Charter has been drafted as if there is a single Fund, a single Performance Oversight Committee, a single Audit Committee, a single Governance and Nominating Committee, a single Compliance Committee and a single Board. The terms “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” and “Compliance Committee” and “Board” mean each “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee” and “Compliance Committee” and “Board” as it relates to its respective Fund, unless the context otherwise requires. Each Performance Oversight Committee, Audit Committee, Governance and Nominating Committee and Compliance Committee and Board of each Fund shall act separately and in the best interests of its respective Fund.

Annex A

Statement of Policy on Criteria
for Selecting Independent Directors

     The Governance, Nominating and Compliance Committee has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Directors of the Fund.

     A. The Governance, Nominating and Compliance Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity.

  The candidate may not be an “interested person” of BlackRock or its affiliates within the meaning of the Investment Company Act of 1940.

  The candidate should have no material relationship that could create an appearance of lack of independence in respect of BlackRock and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).

  The candidate needs the disposition to act independently in fact in respect of BlackRock and its affiliates. It is expected that Independent Directors will play an active and, if necessary, an adversarial role in pursuing the best interests of the Fund and shareholders.

  The candidate needs to be able to attend six meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate.

  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.

  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fund.

  Candidates should have experience on corporate and other boards. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fund.

  The candidate needs the capacity for the hard work and attention to detail that is required in light of the Fund’s complex regulatory, operational and marketing setting.

     B. The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.

  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

     C. The following are desirable characteristics of the Independent Directors as a group:

  The Independent Directors will generally be drawn from the ranks of respected and accomplished senior business, government, professional and academic leaders.

  The Independent Directors will strive to achieve diversity in terms of gender, race and geographic location.

  The Independent Directors as a whole should reflect a diversity of experience. At least one Independent Director will be a “financial expert,” as such term is defined by the SEC. The Governance, Nominating and Compliance Committee will strive to achieve a balance of experience of Independent Directors in respect of industries, management roles and other experience.

Appendix E

Officers of the Fund

     The officers of the Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is c/o BlackRock, Inc., 40 East 52nd Street, New York, New York 10022-5911.

     Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board.

     Each officer is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Anne F. Ackerley	President and	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice
40 East 52nd Street	Chief Executive		President of the BlackRock-advised funds from 2007 to
New York, NY	Officer		2009; Chief Operating Officer of BlackRock’s Account
10022-5911			Management Group (AMG) since 2009; Chief Operating
Officer of BlackRock’s U.S. Retail Group from 2006 to
1962			2009; Head of BlackRock’s Mutual Fund Group from
2000 to 2006.

Brendan Kyne	Vice President	Since 2009	Director of BlackRock Inc. since 2008; Head of
40 East 52nd Street			Product Development and Management for
New York, NY			BlackRock’s U.S. Retail Group since 2009; Co-head
10022-5911			of Product Development and Management for
BlackRock’s U.S. Retail Group from 2007 to 2009;
1977			Vice President of BlackRock, Inc. from 2005 to 2008;
Associate of BlackRock, Inc. from 2002 to 2004.

Neal J. Andrews	Chief Financial	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior
40 East 52nd Street	Officer		Vice President and Line of Business Head of Fund
New York, NY			Accounting and Administration at PNC Global Investment
10022-5911			Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to
2006
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and
40 East 52nd Street			Director in 2006; Assistant Treasurer of Merrill Lynch
New York, NY			Investment Managers, L.P. (“MLIM”) and Fund Asset
10022-5911			Management L.P. advised Funds from 2005 to 2006;
1970			Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds
40 East 52nd Street	Compliance		since 2007; Managing Director and Senior Counsel of
New York, NY	Officer		BlackRock, Inc. since 2005; Director and Senior Counsel
10022-5911			of BlackRock Advisors, Inc. from 2001 to 2004.

1959

Howard B. Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General
40 East 52nd Street			Counsel of U.S. Funds at BlackRock, Inc. since 2006;
New York, NY			General Counsel (U.S.) of Goldman Sachs Asset
10022-5911			Management, L.P. from 1993 to 2006.

1965

E-1

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Appendix F

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

	Audit Fees		Audit-Related Fees
Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Oct	45,500	46,200	3,500	0

	Tax Fees		All Other Fees
Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Oct	6,100	6,100	1,049	1,042

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Oct	405,000	284,500	0	0	0	0

Aggregate non-audit fees for services provided to the Fund, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

	Aggregate Non-Audit Fees ($)
Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
31-Oct	415,649	291,642

F-1

CE-PEAT-0709

Important Notice Regarding the Availability of
Proxy Materials for the Annual Shareholder
Meeting to Be Held on August 26, 2009

BlackRock Closed-End Funds

Registration Here

(For formatting: top of this box should be at lateral marker 2)

The control number below will allow you to
access proxy information for all investments
connected with this Meeting.

YOUR PROXY CONTROL NUMBER
           123456789XXX

Dear Shareholder,	August 3, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement and a proxy card.

A revised proxy statement is available at www.proxyonline.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 18, 2009 to facilitate timely delivery.

The Annual Meeting of Shareholders will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055 on Wednesday, August 26, 2009, at 1:30 p.m. (Eastern time). That Meeting will be held for the following purposes:

1.	To elect nominees to the Fund’s Board of Trustees; and

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees recommends a vote FOR all Board Nominees.

You may attend the Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

Thank you in advance for your participation.

Sincerely,

Howard B. Surloff
Secretary of the Fund

Please address any correspondence regarding this matter to: BlackRock Closed-End Funds, P.O. Box 238 Lyndhurst, NJ 07021-9902

All proxy materials including the proxy statement can be obtained using one of the methods listed below.

INTERNET	E-MAIL	PHONE

Log-on to the secure voting site www.proxyonline.com using the control number listed above. There you may review the proxy materials, request a hard copy of the materials and/or enter your voting instructions. There you may also indicate your instructions to receive all future proxy materials from this issuer via mail or e-mail.	To request a copy of the proxy materials send an e-mail with your control number in the subject line to: mailproxy@proxyonline.com (To receive hard copies via the mail) or emailproxy@proxyonline.com (To receive electronic copies via e-mail). To elect either method above for all future proxy materials from this issuer please type “Permanent Request” in the body of the e-mail.	Call toll-free 1-800-820-2412 and reference the control number listed above to request a copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

If you have any questions about obtaining proxy materials, please contact us at the number above.

BLACKROCK CLOSED-END FUNDS

 ** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in one of the BlackRock Closed-End Funds, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 08/26/09

Proxy Materials Available

• Proxy Statement & Proxy Card

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 08/18/09.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET - www.proxyvote.com
2)	BY TELEPHONE - 1-800-579-1639
3)	BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	08/26/09
Meeting Time:	1:30 p.m. (Eastern time)
For holders as of:	06/29/09

Meeting Location:

BlackRock Advisors, LLC
11th Floor
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055

Directions to the meeting can be obtained by writing the Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762.

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Voting items

The Board Members responsible for your fund recommend that you vote “For” the proposal.

1.	TO ELECT BOARD MEMBER NOMINEES

	01)	Richard S. Davis

	02)	Frank J. Fabozzi

	03)	James T. Flynn

	04)	Karen P. Robards

Voting Instructions

BlackRock Preferred and Equity Advantage Trust Common Shares Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 29, 2009 at the Annual Meeting of Shareholders of the Fund to be held on August 26, 2009 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

-------------------------------------------------------------------------------------------------------------------------------------------

BlackRock Preferred and Equity Advantage Trust

Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call 1-866-437-4675 and enter the 12-digit control number found on the reverse side of this Proxy Ballot. This touchtone voting line is available 24 hours a day, seven days a week.

LOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Ballot.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: The Altman Group, P.O. Box 238, Lyndhurst, NJ 07071.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark your vote on the reverse of this Proxy Ballot.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

CONTROL NUMBER

SAMPLE BALLOT ONLY

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH NOMINEE. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.

		FOR ALL	ABSTAIN ALL
		|_|	|_|

To vote for each nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES		FOR	ABSTAIN
(1) Richard S. Davis		|_|	|_|
(2) James T. Flynn		|_|	|_|
(3) Karen P. Robards		|_|	|_|

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST AMPS Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 29, 2009 at the Annual Meeting of Shareholders of the Fund to be held on August 26, 2009 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

-------------------------------------------------------------------------------------------------------------------------------------------

BlackRock Preferred and Equity Advantage Trust

Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call 1-866-437-4675 and enter the 12-digit control number found on the reverse side of this Proxy Ballot. This touchtone voting line is available 24 hours a day, seven days a week.

LOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Ballot.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: The Altman Group, P.O. Box 238, Lyndhurst, NJ 07071.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark your vote on the reverse of this Proxy Ballot.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

BlackRock Preferred and Equity Advantage Trust

CONTROL NUMBER

SAMPLE BALLOT ONLY

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH NOMINEE. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.

		FOR ALL	ABSTAIN ALL
		|_|	|_|

To vote for each nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES		FOR	ABSTAIN
(1) Richard S. Davis		|_|	|_|
(2) Frank J. Fabozzi		|_|	|_|
(3) James T. Flynn		|_|	|_|
(4) Karen P. Robards		|_|	|_|

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)